UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 8, 2010

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Events.

Item 5 of MDU Resources Group, Inc.’s (the “Company”) proxy statement, dated March 12, 2010, for the Annual Meeting of Stockholders to be held April 27, 2010 asks stockholders to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2010.  In Item 5, the Company inadvertently stated that its draft engagement agreement with Deloitte & Touche LLP contained provisions for the waiver of the rights to pursue punitive damages awards or other forms of relief not based upon actual damages.   No proposal for waiver of such rights was made in the 2010 draft engagement and will not be part of the final agreement with Deloitte & Touche LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 8, 2010

MDU Resources Group, Inc.

By: /s/ Paul K. Sandness_________
Paul K. Sandness
General Counsel and Secretary